John Hancock Trust

Supplement dated May 1, 2007 to the

Prospectus dated May 1, 2007

International Small Company Trust

Effective April 30, 2007, the advisory fee for the International Small Company Trust has been reduced to the rates set forth below:

Fund	First $100 million of Aggregate Net Assets*	Excess Over $100 million of Aggregate Net Assets*
International Small Company Trust	1.00%	0.95%

*Aggregate Net Assets include the net assets of the International Small Company Trust, a series of John Hancock Trust, and the International Small Company Fund, a series of John Hancock Funds II.

JHTPS